SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2003

Genesco Inc.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	0211340

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1415 Murfreesboro Road
Nashville, Tennessee	37217-2895

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 367-7000

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURE

Item 9. Regulation FD Disclosure.

     Genesco Inc. intends to report operating results for the fourth fiscal quarter and fiscal year ended February 1, 2003 on March 5, 2003. It intends to hold a conference call with financial analysts at 8:30 a.m. Central Standard Time on that date. The conference call, which will include commentary by senior management of the company on reported results and the outlook for the first quarter and full fiscal year 2004 and answers to analysts’ questions, will be broadcast live on the Internet. The conference call may be accessed through www.genesco.com.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Genesco Inc.

By:	/s/ Roger G. Sisson
Name:	Roger G. Sisson
Title:	Secretary and General Counsel

Date: March 4, 2003

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